<FILENAME>ims051106psa_8k.txt


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 11, 2006


                       INTERNATIONAL MONETARY SYSTEMS, LTD.
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               (Exact Name of Registrant as Specified in Charter)


            Wisconsin                 000-30853                   39-1924096
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(State or Other Jurisdiction       (Commission File             (IRS Employer
      of Incorporation)                Number)               Identification No.)


         16901 West Glendale Drive, New Berlin WI            53151
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        (Address of Principal Executive Offices)           (Zip Code)


                                 (262) 780-3640
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              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                      International Monetary Systems, Ltd.


Item 1.01   Entry Into A Material Definitive Agreement.

     The information required to be disclosed in this Item 1.01 is incorporated herein by reference from Item 3.02.


Item 3.02 Unregistered Sales of Equity Securities.

   On May 11, 2006, International Monetary Systems, LTD (the "Company") completed a private placement of 7,000,000 shares of common stock, par value $0.001 per share ("Common Stock"). The gross proceeds of this transaction were $3,000,000. The funds will be used to finance additional acquisitions, to reduce outstanding debt, and for working capital. In addition the Company issued warrants to purchase an additional 3,500,000 shares at $.55 each. The warrants are valid until May 31, 2011. The transaction is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the rules promulgated thereunder.


Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired:  Not applicable

(c) Exhibits:

             99.1 Press Release dated May 11th 2006 issued by Registrant.

                  There is a typo on the Press Release:
                    The number of shares issued is 7,000,000 and
                       not 7,500,000.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        International Monetary Systems, Ltd.

Date May 11, 2006                       By: /s/ Donald F. Mardak
                                            ------------------------
                                                Donald F. Mardak
                                                Chief Executive Officer